UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2010
Semtech Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-6395	95-2119684

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Flynn Road Camarillo, California	93012-8790

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 805-498-2111
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On December 1, 2010, the Registrant issued a press release announcing its financial results for the fiscal quarter ended October 31, 2010.  A copy of the press release is attached as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K furnished to the U.S. Securities and Exchange Commission (the “SEC”) on December 1, 2010 (the “December 1st 8-K”).
The Registrant issued a press release on December 8, 2010, which is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. On December 5, 2010, the Registrant and lead plaintiffs entered into an agreement in principle to settle all claims asserted against all defendants in the putative class action concerning the Registrant’s stock option accounting practices captioned In re Semtech Corporation Securities Litigation, Case No. 207:-cv-07114-CAS (C.D. Cal), which provides for the payment of $20 million in cash by the Registrant. The agreement in principle contemplates the negotiation and execution of a final settlement agreement, and the settlement is subject to preliminary approval by the Court, notice to the putative class and final approval by the Court overseeing the matter.
The agreement in principle was entered into after the Registrant announced its preliminary results of operations for the three and nine month period ended October 31, 2010 but prior to the filing of the Registrant’s Quarterly Report on Form 10-Q with the SEC for the three and nine month period ended October 31, 2010. In that the Registrant’s financial statements have not been issued, U.S. Generally Accepted Accounting Principles require recognition of this subsequent event, in its financial statements for the three and nine months ended October 31, 2010.
As such, the Registrant recorded a charge of $10 million for the three months ended October 31, 2010, to add to its previous estimate of $10 million which had been recorded in the fourth quarter of the Registrant’s fiscal year 2010. The additional $10 million has been recorded and is reflected in the accompanying exhibit hereto. This action resulted in additional expense of $10 million reported in “Selling, general, and administrative expenses” on the Registrant’s consolidated statements of income. This liability is also reflected in “Accrued liabilities” on the Registrant’s consolidated balance sheets. The Registrant is filing this Current Report on Form 8-K to reflect the impact of the agreement in principle on the Registrant’s results of operations for the three and nine month periods ended October 31, 2010. The Registrant’s updated earnings per share for the three and nine month periods ended October 31, 2010 were $0.25 and $0.73 respectively, compared to $0.37 and $0.85 as reported in the Registrant’s December 1st 8-K. Payment of the $20 million in cash by the Registrant will be deductible for U.S Federal tax purposes.
The information contained in this Item 2.02 of this Current Report (including the accompanying exhibit hereto) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  The information in this Item 2.02 of this Current Report (including the accompanying exhibit hereto) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing, but except as shall be expressly set forth by specific reference to this Item 2.02 in such filing.
Item 8.01.  Other Events.
The Registrant issued a press release on December 8, 2010, which is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. On December 5, 2010, the Registrant and lead plaintiffs entered into an agreement in principle to settle all claims asserted against all defendants in the putative class action concerning the Registrant’s stock option accounting practices captioned In re Semtech Corporation Securities Litigation, Case No. 207:-cv-07114-CAS (C.D. Cal), which provides for the payment of $20 million in cash by the Registrant. The agreement in principle contemplates the negotiation and execution of a final settlement agreement, and the settlement is subject to preliminary approval by the Court, notice to the putative class and final approval by the court overseeing the matter. Final approval of a final settlement agreement would fully resolve all claims against the Registrant and all current (and certain former) officers and directors of the Registrant named in the lawsuit.

Item 9.01.  Financial Statements and Exhibits.

(d)
Exhibits *
99.1
Press Release of the Registrant dated December 8, 2010 announcing the Registrant and lead plaintiffs entered into an agreement in principle to settle all claims asserted against all defendants in the putative class action concerning the Registrant’s stock option accounting practices captioned In re Semtech Corporation Securities Litigation, Case No. 207:-cv-07114-CAS (C.D. Cal)

99.2	The Registrant’s selected unaudited financial information as of October 31, 2010.

*	The information contained in Exhibits 99.1 and 99.2 hereto are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in Exhibits 99.1 and 99.2 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language contained in such filing, but except as shall be expressly set forth by specific reference to Exhibit 99.1 or 99.2, as applicable, in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 8, 2010	SEMTECH CORPORATION
	By:	/s/ Emeka Chukwu
		Name:	Emeka Chukwu
		Title:	Chief Financial Officer

Exhibit Index

Exhibit
No. *
99.1
Press Release of the Registrant dated December 8, 2010 announcing the Registrant and lead plaintiffs entered into an agreement in principle to settle all claims asserted against all defendants in the putative class action concerning the Registrant’s stock option accounting practices captioned In re Semtech Corporation Securities Litigation, Case No. 207:-cv-07114-CAS (C.D. Cal)

99.2	The Registrant’s selected unaudited financial information as of October 31, 2010.

*	The information contained in Exhibits 99.1 and 99.2 hereto are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in Exhibits 99.1 and 99.2 hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language contained in such filing, but except as shall be expressly set forth by specific reference to Exhibit 99.1 or 99.2, as applicable, in such filing.